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                      Prudential Europe Growth Fund, Inc.
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                        SUPPLEMENT DATED October 10, 2000
            STATEMENT OF ADDITIONAL INFORMATION DATED June 30, 2000

The following supplements the information contained in the Statement of Additional Information on page B-20 under 'Investment Advisory and Other
Services':

   PIFM has entered into an interim Subadvisory Agreement with Jennison Associates LLC (Jennison), whereby Jennison will provide the Fund investment advisory services until a new Subadvisory Agreement is approved by the Fund's shareholders. It is anticipated that a meeting of shareholders will be held during January 2001 for the purpose of approving a new Subadvisory Agreement with Jennison. The terms and conditions of both the interim Subadvisory Agreement and the proposed new Subadvisory Agreement are otherwise identical to the existing Subadvisory Agreement with PIC.

   Jennison is a wholly-owned subsidiary of PIC. Jennison is located at 466 Lexington Avenue, New York, New York 10017.
MF160C2